SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  March 15, 2001

Date of Earliest
  Event Reported:  March 15, 2001


                                    MBIA Inc.
            --------------------------------------------------------
            (Exact name of registrant as specified in its character)



       Connecticut                   1-9583                  06-1185706
     ---------------       ------------------------         -------------
     (State of             (Commission File Number)         (IRS Employer
      Incorporation)                                         Identification No.)



113 King Street, Armonk, New York                            10504
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)



                                  (914)273-4545
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
         ------------

On March 15, 2001, the Company announced that its Board of Directors approved a 3-for-2 stock split by means of a stock dividend. The press release making such announcement is filed herewith.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       MBIA Inc.
                                                 -------------------------------
                                                      (Registrant)


Date:  March 16, 2001                             By /s/ Neil G. Budnick
       --------------                            -------------------------------
                                                  Name: Neil G. Budnick
                                                  Title: Chief Financial Officer

MBIA INC.
113 King Street
Armonk, NY 10504
(914) 273-4545

Contact: Michael Ballinger                                 FOR IMMEDIATE RELEASE
         (914) 765-3893                                    ---------------------


MBIA INC. ANNOUNCES 3-FOR-2 STOCK SPLIT AND DIVIDEND INCREASE
-------------------------------------------------------------

ARMONK, New York - March 15, 2001 - MBIA Inc. (NYSE: MBI) announced today that its Board of Directors approved a 3-for-2 stock split by means of a stock dividend. The Board also increased the company's quarterly dividend 10 percent to 22.5 cents per share from 20.5 cents per share.

The 3-for-2 stock split will be accomplished through a stock dividend which will be distributed on April 20 to shareholders of record as of April 2.

MBIA's increased quarterly dividend will be payable on a pre-split basis on April 16 to shareholders of record as of March 26.

Neil G. Budnick, chief financial officer of MBIA, said, "The Board of Directors' decision to split the stock should make our shares more attractive to a wider range of investors and enhance the liquidity of our stock. The dividend increase reflects the positive outlook for MBIA's businesses, and our ability to generate steady and predictable earnings growth in the 12 to 15 percent range. This increase reflects the company's strong capital position as we continue to build shareholder value."

MBIA Inc., through its subsidiaries, is the world's preeminent financial guarantor and a leading provider of specialized financial services. MBIA provides innovative and cost-effective products and services that meet the credit enhancement, financial and investment needs of its public and private sector clients, domestically and internationally. MBIA Insurance Corporation has a financial strength rating of Triple-A from Moody's Investors Service, Standard & Poor's Ratings Services, Fitch and Rating and Investment Information, Inc. Please visit MBIA's web site at http://www.mbia.com.